Loans and advances to banks	12 Months Ended
Dec. 31, 2018
Disclosure Of Loans And Advances To Banks [Abstract]
Loans and advances to banks
3 Loans and advances to banks

Loans and advances to banks
	Netherlands		International		Total
	2018	2017	2018	2017	2018	2017
Loans	7,967	7,899	22,460	20,916	30,428	28,815
Cash advances, overdrafts and other balances	1	1	3	3	3	4
	7,968	7,900	22,463	20,919	30,431	28,819

Loan loss provisions	–5	–1	–5	–7	–9	–8
	7,963	7,899	22,458	20,912	30,422	28,811

Reference is made to Note 43 ‘Assets not freely disposable’ for restrictions on Loans and advances to banks.

Loans include balances (mainly short-term deposits) with central banks amounting to EUR 4,713 million (2017: EUR 4,032 million).

As at 31 December 2018, Loans include receivables related to securities in reverse repurchase transactions amounting to EUR 6,686 million (2017: EUR 4,637 million) and receivables related to finance lease contracts amounting to EUR 51 million (2017: EUR 65 million). Reference is made to Note 44 ‘Transfer of financial assets’ for information on securities lending as well as sale and repurchase transactions. Reference is made to Note 7 ‘Loans and advances to customers’ for information on finance lease receivables.

As at 31 December 2018, the non-subordinated receivables amount to EUR 30,422 million (2017: EUR 28,768 million). Following IFRS 9 classification the subordinated receivables of 2017 related to securities at amortised cost amounting to EUR 43 million are classified as Securities at amortised cost.

No individual loans and advances to banks have terms and conditions that significantly affect the amount, timing or certainty of consolidated cash flows of the Group. For details on significant concentrations, refer to Note 53 ‘Risk management – Credit risk’ paragraph ‘Credit Risk Appetite and Concentration Risk Framework’.